SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

 [_]Preliminary Proxy Statement         [_] Confidential, for Use of the
                                        Commission Only (as Permitted by
 [X] Definitive Proxy Statement         Rule 14a-6(e)(2))

 [_] Definitive Additional Materials

 [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            ONEAMERICA FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed: Notes:

                             ONEAMERICA FUNDS, INC.
                              One American Square
                             Indianapolis, IN 46282


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               November 24, 2004


To the Shareholders of OneAmerica Funds, Inc.:

     An Annual Meeting of Shareholders of the OneAmerica Funds, Inc. (the "Fund") will be held on the 24th day of November, 2004 at 9:30 A.M. (EST), at OneAmerican Square, Indianapolis, IN 46282, as adjourned from time to time (the "Meeting"), for the following purposes:

     (1)  To elect four (4) nominees to the Fund's Board of Directors.

     (2)  To  ratify  the  selection  of   PricewaterhouseCoopers   LLP  as  the
          independent accountant of the Fund for the fiscal year ending December 31, 2004; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     After careful consideration, the Board of Directors of the Fund (the "Board") unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. These proposals are described in detail in the attached Proxy Statement.

     The Board has fixed the close of business on September 28, 2004 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares. The enclosed proxy is being solicited by the Board of Directors of the Fund.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed proxy promptly. If you have returned a proxy and are present at the Meeting, you may change the vote specified in the proxy at that time; however, attendance at the Meeting, by itself, will not revoke a previously tendered proxy.

                                        By Order of the Board of Directors

                                        By: /s/ John C. Swhear
                                           -------------------------------------
                                           John C. Swhear, Assistant Secretary

Indianapolis, Indiana
October 25, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                PROXY STATEMENT

                             ONEAMERICA FUNDS, INC.
                              One American Square
                             Indianapolis, IN 46282
                                 (800) 249 6269

                         ANNUAL MEETING OF SHAREHOLDERS
                               November 24, 2004

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at an Annual Meeting of Shareholders to be held at 9:30 A.M. (EST) on November 24, 2004, at One American Square, Indianapolis, IN 46282, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from Shareholders with respect to the proposals set forth in the accompanying Notice. A proxy card also accompanies this Proxy Statement. It is anticipated that the first mailing of the Proxy Statement and related materials to shareholders will be on or about October 25, 2004.

Shareholder Reports

     Shareholders can find important information about the Fund in the Annual Report dated December 31, 2003 and in the Semi-Annual Report dated June 30, 2004, each of which has previously been mailed to shareholders. Shareholders may request another copy of the Reports by writing to the Fund at the address given above, or by calling the toll-free number that is listed above.

       PROPOSAL 1: ELECTION OF NOMINEES TO THE FUND'S BOARD OF DIRECTORS

     The Fund is not required to hold an annual meeting of shareholders for the election of Directors. However, in accordance with the Fund's Articles of Incorporation and Bylaws, as well as applicable federal securities laws, the Fund is required to call a meeting of shareholders to fill vacancies on the Board if, immediately after the appointment of a Director by the Board to fill a vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. Since only two of the four current Directors have been elected by shareholders, an election of Directors will be held at this Meeting to fill a vacancy on the Board.

     Currently, the Board consists of the following four (4) Directors, all of whom are submitted for re-election at the Meeting: Donald J. Stuhldreher, Jean
L. Wojtowicz, Gilbert F. Viets and James W. Murphy. The Board held 4 meetings during the fiscal year ended December 31, 2003. Each current Director attended every meeting of the Board after his/her election. The nominees have indicated their willingness to serve as Directors, and the Board knows of no reason why the nominees would be unable to serve; however, in the event of any such unavailability, proxies received will be voted for such substituted nominee as the Board may recommend. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

     Certain information concerning each nominee is set forth in the following table.

                                                                                 Number of
                                                                                 Portfolios
                                Current    Term of                               in Fund         Other
                                Position  Office and                             Complex         Directorships
Name, Age and                   with the  Length of    Principal Occupation(s)   Overseen by     held by
Address in 2004                 Fund       Service     During the Past 5 years   Director        Director
---------------                 --------  ----------   -----------------------   -----------     -------------

INDEPENDENT  DIRECTOR  NOMINEES

Donald  J.  Stuhldreher,        Director   Indefinite,  Retired since 1990            4           None
Age 68                                     12/14/2001
4210  Statesman  Dr.,                      to present
Indianapolis,  IN  46250

Jean L. Wojtowicz,              Director   Indefinite,  President, Cambridge          4           None
Age 47                                     9/22/2003    Capital Management
48181 E. 96th St.                          to present   Corp.(1983-Present)
Suite 200
Indianapolis, IN 46240

Gilbert  F.  Viets,             Director   9/27/04      Executive Vice President      4           None
Age 61                                     to present   and Chief Financial
7337 West Washington St.                                Officer, ATA  Holdings
Indianapolis, IN 46231                                  (7/1/04-Present); Associate
                                                        Clinical Professor, Indiana
                                                        University (8/2002-7/2004);
                                                        Partner, Arthur  Anderson
                                                        (6/1965-6/2000)

INTERESTED  DIRECTOR  NOMINEE

James W. Murphy,*               Director   Indefinite,  Senior Vice President,        4           None
Age 68                                     7/26/1989    Corporate Finance,
11800 Pebblepoint Pass                     to present   American United Life
Carmel,  Indiana 46033                                  Insurance Company
                                                        (5/01/1977 until his
                                                        retirement on 4/01/2000)



--------------------------------------------------------------------------------
* Due to his former employment with American United Life Insurance Company (the Adviser of the Fund) and the current receipt of deferred compensation from

American United Life Insurance Company, Mr. Murphy may be deemed to be an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The persons named as proxies on the enclosed proxy card will vote your shares for the election of the nominees unless you withhold authority to vote for the nominees in your proxy. It is proposed, and the Board recommends, that shareholders elect the nominees.

Ownership by Director Nominees of the Fund's Equity Securities

     A dollar range of securities, as of December 31, 2003, that is beneficially owned by each Director nominee in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director nominee that are in the same family of investment companies as the Fund, may be found in the following table.

                                                                Aggregate Dollar
                                                            Range of Equity Securities
                                                             in All Funds Overseen by
                                                               Director or Nominee
Name of Director                Dollar Range of                    in Family of
or Nominee                 Equity Securities in Fund            Investment Companies*
-----------------          -------------------------        ---------------------------

Donald J. Stuhldreher . . .     $10,001-$50,000                    $10,001-$50,000

Jean L. Wojtowicz . . . . . .         None                               None

James W. Murphy . . . . . .  .        None                               None

Gilbert F. Viets . . . . . . .        None                               None


______________________________

* In disclosing the dollar range of equity securities beneficially owned by a Director in these columns, the following ranges will be used: (i) none;
     (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) over
     $100,000.


Executive   Officers   of  the  Fund

     Information regarding the executive officers of the Fund are set forth in the table below.

                                                               Principal
                                               Term of Office  Occupation
                        Current  Position      and  Length     during the
Name and Age*           with the Fund          of Service      last Five Years
--------------          -----------------      --------------  ----------------

Dayton H. Molendorp . .    President           Indefinite,     President and Chief
Age 57                                          9/27/2004       Executive Officer, AUL
                                                                (9/04-present); Executive
                                                                Vice President, AUL (2/03-9/04);
                                                                Senior Vice President, Individual
                                                                Division, AUL (9/99-2/03);
                                                                Director, AUL (12/00-present);
                                                                President, The State Life
                                                                Insurance Company (2/03-present);
                                                                President and Director, Pioneer
                                                                Mutual Lief Insurance Company (2/02-
                                                                present)

Constance E. Lund . . .    Treasurer           Indefinite,      Senior  Vice President, Corporate
Age 51                                         2/2/00           Finance, AUL (1/00 present); Vice
                                               to  present      President, Financial Reporting, AUL
                                                                (6/99 1/00); Assistant Vice President,
                                                                Financial Reporting, AUL (5/95  6/99).

Thomas  M.  Zurek . . . .  Secretary           Indefinite,      General counsel and Secretary (8/02-
Age 56                                         12/13/02         present); Director, AUL (8/02-present);
                                               to present       State Life Insurance Company (8/02-present);
                                                                Partner, Nymast, Good, Voigts, West, Hansel
                                                                and O'Brien (92-98 and 01-8/02); General
                                                                Counsel and  Executive  Vice  President,
                                                                American  General Life  Companies (98-01).

John C. Swhear . . . . . . Assistant           Indefinite,      Assistant General Counsel, AUL, (5/03-present);
                           Secretary           12/13/02         Senior Counsel, AUL (8/00-5/03);  Counsel,  AUL
                                               present          (11/96-8/00).

                           Chief Compliance    Indefinite,
                           Officer             6/29/2004
                                               to present



___________________________

* The Executive Officers may be reached at One American Square, Indianapolis, IN 46282.

     As of December 31, 2003, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate.




     Renumeration of Directors and Officers The Fund pays those Directors who are not officers or employees of American United Life Insurance Company ("AUL"), the Fund's investment adviser, a fee of $5,500 per year plus $450.00 per board meeting attended. The Fund also pays travel expenses incurred by the Directors to attend Board meetings. During fiscal year ended December 31, 2003, the Fund paid fees aggregating $27,368 to all Directors who are not officers or employees of AUL. AUL pays all salaries, fees, and expenses of any Director or executive officer of the Fund who is an officer or employee of AUL, and the Fund makes no payments to such persons. The Fund does not accrue pension or retirement benefits as a part of Fund expenses, and Directors of the Fund are not entitled to benefits upon retirement from the Board.

     The following table sets forth the compensation that the Fund paid to each Director for the calendar year ended December 31, 2003.

                                Aggregate Compensation          Total Compensation from
Name                                  from Fund                  Fund and Fund Complex*
-----                           -----------------------         -----------------------

Ronald  D.  Anderson**  . .             $6,842                          $6,842

Alpha C. Blackburn** . .                $5,017                          $5,017

James W. Murphy . . . . . . .           $6,842                          $6,842

Donald J. Stuhldreher . . .             $6,842                          $6,842

Jean L. Wojtowicz . . . . . .           $1,825                          $1,825

________________________

* Represents total fees paid by the Fund to each Director indicated for the calendar year ended December 31, 2003.

** Ronald D. Anderson resigned as of July 17, 2004; Alpha C. Blackburn resigned as of September 2003.


Board Committees

Nominating  Committee

     The Fund does not have a separately-designated standing nominating committee or a nominating committee charter. Rather, each Independent Director participates in the consideration of Director nominees and thus fulfills the role of a nominating committee member. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors requests recommendations for Director nominees from AUL.

AUL separate accounts are the sole shareholders of the fund and AUL's standing in the community, as well as its expertise as an investment adviser to the fund, make it uniquely qualified to vet potential candidates.

     The Chairman of the Board of the insurance company recommended Mr. Viets to the full Board as a nominee, and the Board approved the nominee unanimously.




Compensation  Committee

     The Fund does not have a separately-designated standing compensation committee.

Audit Committee

     The Fund does not have a  separately-designated  standing audit  committee.
Instead,   the  Fund's  entire  Board  acts  as  the  Fund's  audit   committee.

Communications  with the  Board

     The Fund does not have a formal process for security holders to send communications to the Board. The sole shareholders of the fund are the separate accounts of AUL. Since AUL also serves as the Investment Adviser to the Funds, communicaton between the Fund and the shareholders occurs on a regular basis. There is, therefore, no need for a formal procedure.

     The Board, including the Independent Directors, unanimously recommends that shareholders vote FOR the election of the nominees to the Board. Unmarked proxies will be so voted.

          PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANT SELECTION

     Subject to shareholder ratification at the Meeting, PricewaterhouseCoopers LLP ("PwC") has been selected by the Board as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2004. PwC examined the Fund's financial statements for the fiscal year ended December 31, 2003. In connection with its audit services, PwC will examine and opine on the financial statements of the Fund, and it may also provide tax services and assistance and consultation with respect to IRS filings. PwC has advised the Fund that it has no direct financial or material indirect financial interest in the Fund. A representative of PwC, if requested by any shareholder, will be present at the Meeting, either in person or telephonically, to respond to appropriate shareholder questions.

Fees for Services to the Fund

     The following table provides information on the aggregate fees agreed to by PwC for professional services rendered to the Fund for each of the last two fiscal years.


                                      Audit                           Non Audit
                          ------------------------------        ------------------------
Fiscal Year Ended         Audit Fees  Audit-Related Fees        Tax Fees* All Other Fees    Totals
-----------------         ------------------------------        ------------------------    ------

December  31,  2003         $40,200           -0-               $ 8,050         -0-         $48,250
December  31,  2002         $37,000           -0-               $12,232         -0-         $49,232

_______________________

* These reflect the aggregate fees agreed to for tax compliance, and tax return review by PwC for the Fund.


Fees for Non-Audit  Services

     The following table provides the aggregate non-audit fees agreed to by PwC for services rendered to the Fund and AUL for each of the last two fiscal years.

Entity                  Fiscal Year Ended 12/31/03    Fiscal Year Ended 12/31/02
------                  --------------------------    --------------------------

Fund  . . . . . . . . .         $ 8,050                         $  12,232
AUL*  . . . . . . . . .         $89,040                         $ 255,093
Totals  . . . . . . . .         $97,090                         $ 267,325

_______________________

* The Board has considered whether the provision of non-audit services by PwC to AUL is compatible with maintaining PwC's independence.

Pre-Approval  Policies and Procedures

     The Directors meet with PwC and management to review and pre-approve all audit services and any non-audit services provided by PwC. The Directors approve the engagement of the auditor for each fiscal year, including a majority of the Fund's Independent Directors. At the time of the annual engagement of the Fund's independent auditor, the Directors receive a list and description of expected audit and non audit services with an estimated budget of fees. Additional services may also be approved on a project-by-project basis in accordance with the same standards. The Directors pre-approved 100% of the Fund's audit and non-audit fees listed in the tables above.

     The Board, including the Independent Directors, unanimously recommends that shareholders vote FOR the ratification of the selection of PwC as the Fund's independent accountant.

                                 OTHER MATTERS

     The Board and management know of no other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote on such matters in accordance with their best judgment.

                               OTHER INFORMATION

     Information about the Fund's Service Providers American United Life Insurance Company (R), located at One American Square, Indianapolis, IN 46282, serves as the Fund's investment adviser. The Bank of New York, One Wall Street - 25th Floor, New York, New York, 10286, serves as the Fund's custodian, fund accountant and fund administrator. The Fund has not engaged a principal underwriter.

Voting Information

     Shareholders of record at the close of business on September 28, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each series of the Fund (each a "Portfolio") have equal rights and privileges with all other shares of that Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.


     To vote, shareholders may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person. Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at One American Square, Indianapolis, IN 46282, by execution of a subsequent proxy, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

     The shares of the Portfolios of the Fund are sold to one or more separate accounts of AUL to serve as the investment medium for variable annuity and variable life insurance contracts issued by AUL (the "Contracts"). Although AUL is the legal owner of the shares of the Fund's Portfolios, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to the shares of each Portfolio of the Fund in proportion to the voting instructions received. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of
AUL), as well as AUL Group Retirement Annuity Separate Account II (an unregistered separate account of AUL), were the sole shareholders of the Fund, although other separate accounts of AUL or other affiliated or unaffiliated insurance companies and their separate accounts may become shareholders in the future.

     In connection with the solicitation of such instructions from persons having the voting interest under a Contract, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. That person is the Owner or Participant, depending on the type of retirement plan under which a Contract is issued. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient copies of this Proxy Statement for all Participants under a Contract with any voting interest thereunder. Defined terms in this Proxy Statement generally correspond to like terms in the Prospectus for the registered Unit Trusts, listed above.

     AUL is required to vote shares attributable to Contracts or Participant accounts for which it has not received timely voting instructions in the same proportion as it votes shares attributable to Contracts and Participant accounts for which it has received voting instructions in a timely manner. The persons permitted to give instructions for each portfolio of the Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof will be determined as of the Record Date.

     The number of shares of each Portfolio of the Fund, $0.001 par value, that were outstanding as of the Record Date, are set forth in the following table.



OneAmerica Funds, Inc.          Outstanding Shares          Record Portfolio by
Portfolio                        as of Record Date         AUL as of Record Date
---------------------           ------------------         ---------------------

Value . . . . . . . . . .           9,426,625                         0

Investment Grade Bond . .          11,037,887                         0

Money Market  . . . . . .         192,756,366                         0

Asset  Director . . . . .          10,780,592                         0


     There are no Participants or Contract Owners who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Fund.


     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Proxies that reflect abstentions or broker "non votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote, and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the NYSE, members of the NYSE who exercise investment discretion for beneficial owners of Fund shares may vote on both proposals without instructions from the beneficial owners of the Fund's shares. Abstentions or broker non-votes with respect to either Proposal 1 or Proposal 2 will have the effect of a vote AGAINST that proposal.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Required Vote

     Both the election of the Director nominees (Proposal 1) and the ratification of the selection of independent accountants (Proposal 2) require the vote of a majority of the outstanding shares of the Fund represented at the Meeting at which a quorum is present. The shares of all Portfolios are voted together on Proposals 1 and 2.

Expense Information

     The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents.

Shareholders' Proposals

     As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at P.O. Box 368, Indianapolis, Indiana 46206, so as to be received a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for an subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

     YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 5:00 P.M. ON November 23, 2004 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

                                              By Order of the Board of Directors

                                                /s/ John C. Swhear
                                              __________________________________
                                              John C. Swhear
                                              Assistant Secretary

Indianapolis,  Indiana
October 25, 2004

[Front of Card]

[OneAmerica logo]


OneAmerica Funds, Inc.                            ANNUAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                          NOVEMBER 24, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at the Annual Meeting of Shareholders of OneAmerica Funds, Inc. (the "Fund") to be held at 9:30 a.m.
(EST) on Wednesday, November 24, 2004 at One American Square, Indianapolis, Indiana 46282, as adjourned from time to time (the "Meeting"). Please take the time to read the proxy and cast your vote.

The undersigned Contract Owner or Participant under a variable annuity or variable life insurance contract ("Contract") hereby instructs Thomas M. Zurek, Secretary of the Fund (or in his absence, his duly authorized designee) and American United Life Insurance Company(R) ("AUL"), on behalf of the AUL American Unit Trust, the AUL America Individual Unit Trust, the AUL American Individual Variable Annuity Unit Trust, the AUL American Individual Variable Life Unit Trust and the Group Retirement Annuity Separate Account II, to vote the Shares of the Fund attributable to his or her Contract at the Meeting in the manner directed on the reverse side with respect to the matters referred to in the Notice of Meeting and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Secretary's (or his designee's) or AUL's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.


                                               Dated:____________________ , 2004
    [Address]
                                                  ______________________________
                                                  Signature(s) (Sign in the Box)

                            Please sign your name exactly as it appears  hereon.

AUL/OAF 2004 lp




LABEL BELOW FOR MIS USE ONLY! EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____ PO# M9445
AUL #716                      OK TO PRINT AS IS*  ____________  *By signing this
OneAmerica Funds (AUL)        form you are OneAmerica Funds authorizing MIS to
ORIGINAL 1-UP OVERSIZE        print this form in its current state.
9-24-04 JA
Review #1 10/12/04 TD         __________________________________________________
Review #2 10-12-04 KD         SIGNATURE OF PERSON AUTHORIZING PRININTING    DATE

  Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.


This voting instruction/proxy, when properly executed, will be voted (or not voted) in the manner specified below. If no specification is made, this voting instruction/proxy will be voted FOR all nominees for director listed in Item 1 and IN FAVOR of Item 2. If this voting instruction/proxy is not returned or is not returned properly executed, such votes will be cast by AUL in the same proportion as those for which properly executed voting instructions/proxies have been received.

                                                     VOTE FOR        WITHHOLD       VOTE FOR
                                                     all nominees    AUTHORITY      all nominees
                                                                     to vote for    except nominee(s)
                                                                     all nominees   whose name(s) is/
                                                                                    are written in the
                                                                                    space at left.

1. To elect the following persons to serve as Directors:

(01) Donald J. Stuhldreher,  (02) Jean L. Wojtowicz,     [ ]            [ ]             [ ]
(03) James W. Murphy, and (04) Gilbert F. Viets.

Instruction: To withhold authority for any nominee, write the name of the nominee(s) in the space provided:


________________________________________________________________________________

                                                         FOR          AGAINST        ABSTAIN

2. To ratify the selection of PricewaterhouseCoopers  LLP
as independent  public  accountants for the Fund for
the fiscal year ending December 31, 2004.                [ ]            [ ]             [ ]




                             YOUR VOTE IS IMPORTANT.
  IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT
         WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND MAIL THIS VOTING
                          INSTRUCTION/PROXY PROMPTLY.

LABEL BELOW FOR MIS USE ONLY!                  EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M9445
AUL #716                                       OK TO PRINT AS IS* ____________ *By signing this form you are
ONEAMERICAN FUNDS (AUL)                        authorizing MIS to print this form in its current state.
ORIGINAL 1-UP OVERSIZE 9-24-04 JA
LAURA (AUL ONEAMERICAN  FUNDS - 2004 - LP)     ______________________________________________________________
                                               SIGNATURE OF PERSON AUTHORIZING PRINTING DATE